UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2022

WHEELS UP EXPERIENCE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39541	95-1557048
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 West 26th Street, Suite 900
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 257-5252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	UP	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	UP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Wheels Up Experience Inc. (the “Company”) was held on June 2, 2022.

Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. At the Annual Meeting, the Company’s stockholders voted on three proposals. The proposals are described in detail in the Company’s Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 19, 2022 (the “Proxy Statement”).

Present at the Annual Meeting in person or by proxy were holders representing 180,005,210 shares of the Company's Class A common stock, representing approximately 73.7% of the eligible votes, constituting a quorum. A brief description and the final vote results for the proposals follow.

1.	To elect three Class I directors on the Company’s Board of Directors (the “Board”) until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Nominee	Votes For	Withheld	Broker Non-Votes
Timothy Armstrong	97,247,346	36,369,600	46,388,264
Marc Farrell	126,841,567	6,775,379	46,388,264
Dwight James	128,001,109	5,615,837	46,388,264

As a result, each nominee was elected to serve as a director for a term expiring at the 2025 Annual Meeting of Stockholders or until their successors are elected and qualified.

2.	To vote on a non-binding, advisory proposal on the frequency of holding future votes regarding executive compensation.

One Year	Two Years	Three Years	Abstentions
132,657,528	343,566	201,598	414,254

Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined to hold a non-binding advisory vote regarding executive compensation every year until the next required non-binding advisory vote on the frequency of holding future votes regarding executive compensation.

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Votes For	Votes Against	Abstentions
179,221,775	251,257	532,178

As a result, the Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: June 6, 2022	By:	/s/ Kenneth Dichter
Name: Kenneth Dichter
Title: Chief Executive Officer